Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 21, 1996, included in Form 10-K for the year ended August 31, 1996 and to all references to our Firm included in this Registration Statement.


                                                       /s/ Arthur Andersen LLP
                                                       Arthur Andersen LLP


Boston, Massachusetts
February 11, 1997